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                                                                    Exhibit 10.4

                                                              September 24, 2003

                                RELEASE AGREEMENT

         THIS RELEASE AGREEMENT ("AGREEMENT") is dated as of September 24, 2003 and is made by and among Mpower Holding Corporation and Mpower Communications Corp. (collectively with their affiliates, the "COMPANY") and Pacific Alliance Limited, LLC (hereinafter referred to as "YOU").

         WHEREAS, you and the Company entered into that certain Retention Agreement, dated as of February 20, 2003 (the "RETENTION AGREEMENT").

         WHEREAS, you and the Company wish to determine the amounts owed under the Retention Agreement in connection with the transactions (the "TRANSACTIONS") contemplated by the Securities Purchase Agreement, dated as of the date hereof, by and among Mpower Holding Corporation and the Purchasers named therein (the "SECURITIES PURCHASE AGREEMENT") in an amicable fashion in accordance with the terms and conditions set forth below;

         NOW THEREFORE, you and the Company have agreed to the obligations to each other as set forth in this Agreement.

         1. Waiver and Release. You agree that the payment to you of a single sum payment of $158,375 shall be in full satisfaction of any and all disputes, claims, actions and causes of action that you may have against the Company in connection with the Retention Agreement and in recognition of the consideration cited above, you hereby forever release and discharge the Company and any of its present, former and future successors and assigns (the "RELEASED PARTIES") from any and all claims, actions, causes of action, suits, agreements, promises, damages, disputes, controversies and demands of any kind whatsoever that you have or may have or in the future possess or may possess with respect to the Released Parties under the Retention Agreement, whether such claim arises under statute or common law and whether or not you are presently aware of the existence of such claim, damage, action or cause of action, suit or demand (collectively, "CLAIMS"), arising out of any event, condition, circumstance or obligation that occurred, existed or arose on or prior to the date hereof. By signing this Agreement, you represent that you have been given the opportunity to consult with the attorney(s) of your choice prior to signing this Agreement and to have those attorney(s) explain the provisions of this Agreement to you and that you have knowingly and voluntarily accepted the terms of the offer as described herein.

         2. Not a Party to Litigation. You agree that you have not, and will not, commence or join any legal action, which term includes, without limitation, any demand for arbitration proceedings and any complaint to any federal, state or local agency, court or other tribunal to assert any Claim released by you against the Released Parties. If you commence or join any legal action against the Released Parties, you agree to promptly indemnify and hold harmless the

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Released Parties for their reasonable costs, attorney fees, settlements, judgments, penalties and disbursements of any incurred in defending such action as well as any monetary judgment obtained by you against the Released Parties in such action.

         3. Entire Agreement. This Agreement accurately sets forth and entirely sets forth the understandings reached between you and the Company. This Agreement is binding on you and the Company, and our respective successors, assigns and representatives.

                            [SIGNATURE PAGE FOLLOWS]

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         Your signature on the line below constitutes your agreement with each provision contained herein.

                                           PACIFIC ALLIANCE LIMITED, LLC

                                           By: ________________________________

                                           Name: ______________________________

                                           Title: _____________________________


ACCEPTED AND AGREED:

MPOWER HOLDING CORPORATION
MPOWER COMMUNICATIONS CORP.

By: _______________________________________________
Name: Russell I. Zuckerman
Title: Senior Vice President, General Counsel
         and Secretary

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